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              UNITED STATES                               OMB APPROVAL
   SECURITIES AND EXCHANGE COMMISSION              ------------------------
          Washington, DC 20549                     OMB Number: 3235-0060
                                                   Expires: March 31, 2003
                FORM 8-K                           Estimated average burden
                                                   hours per response 1.25
             CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)       October 12, 2001
                                               ---------------------------------
                           Advance Holding Corporation
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             (Exact name of registrant as specified in its charter)
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         Virginia                      333-56031                54-1622754
-----------------------------  -------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)

     5673 Airport Road, Roanoke, Virginia                      24012
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (540) 362-4911
                                                      --------------------------
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         (Former name or former address, if changed since last report.)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      Other Events and Regulation FD Disclosure.

             Reference is made to the press release of the registrant, issued on October 12, 2001, which contains information meeting the requirements of this
Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

             None.

(b)          Pro forma financial information.

             None.

(c)          Exhibits.

Exhibit No.  Description

99.1         Press Release dated October 12, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ADVANCE HOLDING CORPORATION
                                           -------------------------------------
                                                       (Registrant)

Date       October 12, 2001                         /s/ Jimmie L. Wade
           ----------------------------    -------------------------------------
                                           Jimmie L. Wade
                                           President and Chief Financial Officer